Exhibit 99.1

Global Net Lease

Supplemental Information

Second Quarter ended June 30, 2015 (unaudited)

Global Net Lease

Table of Contents

Item	Pages
Property Portfolio Summary	p. 3
Diversification by Property Type	pp. 4-5
Diversification by Property Location	p. 6
Top Twenty Tenants	p. 7
Property List as of June 30, 2015	pp. 8-15

Global Net Lease

Property Portfolio Summary

Amounts in thousands, except number of properties, square feet and percentages

	Number of Properties	Square Feet	Purchase Price	% of Total	Net Rent [1]	% of Total
By Industry Type
Retail	180	2,920,296	$411,459	17%	$31,960	16%
Office	58	6,812,566	$1,350,580	57%	$112,777	58%
Distribution	25	3,682,828	$288,139	12%	$23,186	12%
Industrial	45	3,005,442	$280,887	12%	$23,886	12%
Medical	2	33,454	$13,006	1%	$888	0%
Hotel	1	24,283	$14,810	1%	$1,557	1%
Total	311	16,478,869	$2,358,882	100%	$194,255	100%

Note:

[1]	Net Rent is defined as GAAP straight-line rent on net leases and GAAP NOI on modified gross leases.

Global Net Lease

Diversification by Property Type

Purchase price and Net Rent amounts in thousands

Retail	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Y-o-Y Change
Property count	180	180	180	141	27	567%
Square Feet	2,920,296	2,920,296	2,920,296	1,964,622	446,091	555%
Occupancy	100%	100%	100%	100%	100%	0%
Average remaining lease term	12.647	12.647	12.647	13.167	11.224	13%
Purchase price	$411,459	$411,459	$411,459	$294,496	$97,096	324%
Net Rent [1]	$31,960	$31,960	$31,960	$23,408	$8,860	261%

Office	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Y-o-Y Change
Property count	58	57	56	44	22	164%
Square Feet	6,812,566	6,802,411	6,677,411	4,582,069	2,204,275	209%
Occupancy	100%	100%	100%	100%	100%	0%
Average remaining lease term	10.697	10.691	10.689	9.540	9.310	15%
Purchase price	$1,350,580	$1,346,501	$1,311,599	$923,940	$424,364	218%
Net Rent [1]	$112,777	$109,428	$107,612	$56,566	$36,406	210%

Distribution	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Y-o-Y Change
Property count	25	24	23	19	11	127%
Square Feet	3,682,828	3,656,976	3,644,958	3,207,207	2,380,547	55%
Occupancy	100%	100%	100%	100%	100%	0%
Average remaining lease term	12.510	12.533	12.544	13.112	14.971	-16%
Purchase price	$288,139	$283,639	$279,304	$236,438	$129,955	122%
Net Rent [1]	$23,186	$22,848	$22,260	$19,194	$11,594	100%

Global Net Lease

Diversification by Property Type

Purchase price and Net Rent amounts in thousands

Industrial	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Y-o-Y Change
Property count	45	45	45	39	34	32%
Square Feet	3,005,442	3,005,442	3,005,442	1,833,636	1,164,225	158%
Occupancy	100%	100%	100%	100%	100%	0%
Average remaining lease term	10.263	10.263	10.263	9.885	10.841	-5%
Purchase price	$280,887	$280,887	$280,887	$195,176	$119,656	135%
Net Rent [1]	$23,886	$23,886	$23,886	$16,706	$11,012	117%

Medical	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Y-o-Y Change
Property count	2	2	2	2	2	0%
Square Feet	33,454	33,454	33,454	33,454	33,454	0%
Occupancy	100%	100%	100%	100%	100%	0%
Average remaining lease term	7.969	7.969	7.969	7.969	7.969	0%
Purchase price	$13,006	$13,006	$13,006	$13,006	$13,006	0%
Net Rent [1]	$888	$950	$1,027	$906	$1,212	-27%

Hotel	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Y-o-Y Change
Property count	1	1	1	1	-	0%
Square Feet	24,283	24,283	24,283	24,283	-	0%
Occupancy	100%	100%	100%	100%	0%	0%
Average remaining lease term	14.227	14.227	14.227	14.227	N/A	0%
Purchase price	$14,810	$14,810	$14,810	$14,810	$-	0%
Net Rent [1]	$1,557	$1,557	$1,557	$1,557	$-	0%

Global Net Lease

Diversification by Property Location

Amounts in thousands, except number of properties and percentages

		Total			Retail			Office			Distribution			Industrial			Medical			Hotel
	Top 20 States	Number of Properties	Net Rent [1]	% of Total	Number of Properties	Net Rent [1]	% of Total	Number of Properties	Net Rent [1]	% of Total	Number of Properties	Net Rent [1]	% of Total	Number of Properties	Net Rent [1]	% of Total	Number of Properties	Net Rent [1]	% of Total	Number of Properties	Net Rent [1]	% of Total

1	Texas	45	$21,898	11%	16	$1,900	6%	7	$9,287	8%	2	$2,410	10%	20	8,301	35%	0	$-	0%	0	-	0%
2	Michigan	12	16,207	8%	3	320	1%	5	11,109	10%	2	1,558	7%	2	3,220	13%	0	$-	0%	0	-	0%
3	California	3	12,890	7%	0	-	0%	3	12,890	11%	0	-	0%	0	-	0%	0	$-	0%	0	-	0%
4	New Jersey	3	8,505	4%	0	-	0%	3	8,505	8%	0	-	0%	0	-	0%	0	$-	0%	0	-	0%
5	Tennessee	10	5,279	3%	8	657	2%	1	2,916	3%	1	1,706	7%	0	-	0%	0	$-	0%	0	-	0%
6	Ohio	12	4,203	2%	6	557	2%	2	1,367	1%	2	941	4%	2	1,337	6%	0	$-	0%	0	-	0%
7	Pennsylvania	11	3,813	2%	7	691	2%	4	3,121	3%	0	-	0%	0	-	0%	0	$-	0%	0	-	0%
8	Kentucky	7	3,687	2%	4	1,218	4%	1	908	1%	2	1,561	7%	0	-	0%	0	$-	0%	0	-	0%
9	Florida	15	3,421	2%	14	1,389	4%	0	-	0%	0	-	0%	1	2,032	9%	0	$-	0%	0	-	0%
10	Puerto Rico	18	3,212	2%	18	3,212	10%	0	-	0%	0	-	0%	0	-	0%	0	$-	0%	0	-	0%
11	South Carolina	14	2,673	1%	12	1,042	3%	2	1,632	1%	0	-	0%	0	-	0%	0	$-	0%	0	-	0%
12	Missouri	4	2,582	1%	2	229	1%	2	2,353	2%	0	-	0%	0	-	0%	0	$-	0%	0	-	0%
13	Indiana	3	2,478	1%	0	-	0%	1	1,380	1%	2	1,099	5%	0	-	0%	0	$-	0%	0	-	0%
14	New York	2	2,398	1%	0	-	0%	0	-	0%	2	2,398	10%	0	-	0%	0	$-	0%	0	-	0%
15	Illinois	3	2,152	1%	1	119	0%	0	-	0%	1	98	0%	1	1,935	8%	0	$-	0%	0	-	0%
16	Oklahoma	16	1,617	1%	16	1,617	5%	0	-	0%	0	-	0%	0	-	0%	0	$-	0%	0	-	0%
17	Maine	2	1,486	1%	0	-	0%	2	1,486	1%	0	-	0%	0	-	0%	0	$-	0%	0	-	0%
18	North Carolina	7	1,467	1%	6	1,108	3%	0	-	0%	0	-	0%	1	358	2%	0	$-	0%	0	-	0%
19	Minnesota	3	1,384	1%	0	-	0%	1	1,132	1%	2	252	1%	0	-	0%	0	$-	0%	0	-	0%
20	Kansas	6	1,275	1%	4	345	1%	0	-	0%	1	196	1%	1	734	3%	0	$-	0%	0	-	0%
	US States 1 to 20 Subtotal	196	$102,626	53%	117	$14,405	45%	34	$58,086	52%	17	$12,219	53%	28	$17,917	75%	0	$-	0%	0	$-	0%

	All Other Countries	115	$91,628	47%	63	$17,555	55%	24	$54,691	48%	8	$10,966	47%	17	$5,970	25%	2	$888	100%	1	$1,557	100%

	Total	311	$194,255	100%	180	$31,960	100%	58	$112,777	100%	25	$23,186	100%	45	$23,886	100%	2	$888	100%	1	$1,557	100%

Global Net Lease

Portfolio Diversification by Country

Amounts in thousands, except number of properties and percentages

		Total			Retail			Office			Distribution			Industrial			Medical			Hotel
		Number of Properties	Net Rent [1]	% of Total	Number of Properties	Net Rent [1]	% of Total	Number of Properties	Net Rent [1]	% of Total	Number of Properties	Net Rent [1]	% of Total	Number of Properties	Net Rent [1]	% of Total	Number of Properties	Net Rent [1]	% of Total	Number of Properties	Net Rent [1]	% of Total

	Countries
1	United States	241	$111,430	57%	146	$15,887	50%	36	$59,183	52%	23	$15,476	67%	34	$19,996	84%	2	$888	100%	0	$-	0%
2	United Kingdom	40	$43,820	23%	14	$6,736	21%	14	$26,623	24%	1	$6,571	28%	11	$3,890	16%	0	$-	0%	0	$-	0%
3	Germany	7	$21,703	11%	2	$6,125	19%	4	$14,438	13%	1	$1,139	5%	0	$-	0%	0	$-	0%	0	$-	0%
4	Netherlands	4	$7,610	4%	0	$-	0%	3	$6,053	5%	0	$-	0%	0	$-	0%	0	$-	0%	1	$1,557	100%
5	Finland	1	$6,479	3%	0	$-	0%	1	$6,479	6%	0	$-	0%	0	$-	0%	0	$-	0%	0	$-	0%
6	US Province	18	$3,212	2%	18	$3,212	10%	0	$-	0%	0	$-	0%	0	$-	0%	0	$-	0%	0	$-	0%
	Countries Total	311	$194,255	100%	180	$31,960	100%	58	$112,777	100%	25	$23,186	100%	45	$23,886	100%	2	$888	100%	1	$1,557	100%

Global Net Lease

Top Twenty Tenants

Amounts in thousands, except property count and percentages

Tenants
Diversification by Tenant	Property Count	Net Rent [1]	% of Total Net Rent
RWE AG	3	11,875	6%
FedEx	12	9,620	5%
Family Dollar	102	8,825	5%
Government Services Administration	11	8,771	5%
Crown Crest	1	6,571	3%
Tokmanni	1	6,479	3%
Quest Diagnostics, Inc.	1	6,308	3%
Trinity Health	2	5,824	3%
Fujitsu Office Properties	3	5,461	3%
Metro Tonic	1	4,889	3%
Aviva	1	4,584	2%
AT&T Services, Inc.	1	4,488	2%
Sandoz	1	4,307	2%
Nimble Storage	1	4,170	2%
Provident Financial	1	4,148	2%
Select Energy Services	7	3,968	2%
CJ Energy	2	3,900	2%
Dollar General	40	3,806	2%
DFS Trading	7	3,784	2%
GE Aviation	2	3,745	2%
Other	111	78,732	41%
Total	311	$194,255	100%

Lease Expirations	2015	2016	2017	2018	2019	2020	Beyond 2020
Square feet	0	0	3,600	0	0	394,128	16,081,141
% of Total Tenants	0%	0%	0%	0%	0%	2%	98%

As of 8/10/2015

Global Net Lease
Property List as of June 30, 2015
Amounts in thousands, except square feet and units

Property Type	Property	Tenant / Lease Guarantor	Property Location(s)	State	Country	Square Feet	Remaining Lease Term (years)
Distribution	Con-way Freight, Aurora, US	Con-way Freight	1618 Anderson Dr, Aurora, NE	NE	United States	15,700	8.4
	Con-way Freight, Grand Rapids, US	Con-way Freight	5350 Kraft Ave SE, Grand Rapids, MI	MI	United States	28,070	8.4
	Con-way Freight, Riverton, US	Con-way Freight	7220 CCX Rd, Riverton, IL	IL	United States	14,881	8.4
	Con-way Freight, Salina, US	Con-way Freight	358 East Berg Rd, Salina, KS	KS	United States	15,029	8.4
	Con-way Freight, Uhrichsville, US	Con-way Freight	2401 N. Water St, Uhrichsville, OH	OH	United States	8,600	8.4
	Con-way Freight, Vincennes, US	Con-way Freight	3635 Keller Rd, Vincennes, IN	IN	United States	8,650	8.4
	Con-way Freight, Waite Park, US	Con-way Freight	301 33rd Ave South, Waite Park, MN	MN	United States	14,160	8.4
	Crown Crest	Crown Crest	Desford Road, Leicester, LEI	LEI	United Kingdom	805,530	23.6
	FedEx - San Antonio, TX	FedEx - San Antonio, TX	6808 Ascot Park Drive, San Antonio, TX	TX	United States	168,576	7.2
	FedEx I - Amarillo, TX	FedEx I - Amarillo, TX	6671 Interstate 40 East, Amarillo, TX	TX	United States	70,601	9.1
	FedEx I - Chicopee, MA	FedEx - Chicopee, MA	140 Lonczak Drive, Chicopee, ma	ma	United States	99,685	5.3
	Lippert Components - South Bend, IN	Lippert Components	1902 West Sample Street, South Bend, IN	IN	United States	539,137	11.2
	Nissan - Murfreesboro, TN	Nissan	4500 Singer Road, Murfreesboro, TN	TN	United States	462,155	13.3
	Wolverine World Wide, Michigan, US	Wolverine	214 Washburn Street, Howard City, MI	MI	United States	468,635	7.6
	FedEx II - Winona, MN	FedEx II - Winona, MN	27058 County Road 12, Winona, MN	MN	United States	11,501	8.8
	FedEx III - Watertown, NY	FedEx III - Watertown, NY	21035 County Road 200, Watertown, NY	NY	United States	62,740	9.0
	FedEx III - Bohemia, NY	FedEx III - Bohemia, NY	100 Orville Drive, Bohemia, NY	NY	United States	158,520	9.1
	FedEx IV - Hebron, KY	FedEx IV - Hebron, KY	2800 Earhart Court, Hebron, KY	KY	United States	116,550	8.4
	FedEx IV - Lexington, KY	FedEx IV - Lexington, KY	2024 Buck Lane, Lexington, KY	KY	United States	138,487	6.8
	Rexam - Germany - Rcknghsn	Rexam- Germany	Hellbachstraße 80, 45661, Reckinghausen, GER	GER	Germany	175,615	9.7
	FedEx V - LA - Lake Charles	FedEx V - LA - Lake Charles	6013 Horseman's Drive, Lake Charles, LA	LA	United States	76,035	9.0
	Diebold - North Canton, OH	Diebold - North Canton, OH	5571 Global Gateway, North Canton, OH	OH	United States	158,330	6.5
	FedEx - Billerica, MA	FedEx - Billerica, MA	19-25 Republic Road, Billerica, MA	ma	United States	27,771	9.2
	FedEx VII - UT - Salina	FedEx VII - Salina, UT	603 West b1550 South, Salina, UT	UT	United States	12,018	9.3
	FedEx VIII - Pierre, SD	FedEx Ground	3815 Airport Road, Pierre, SD	SD	United States	25,852	9.3
Industrial	Amcor Packaging - Workingston, UK	Amcor Packaging	Moorclose Road, Workington, CMA	CMA	United Kingdom	294,580	9.5
	Axon Energy - Conroe, TX	Axon Energy Products	80 North FM 3083 West, Conroe, TX	TX	United States	126,114	9.3
	Axon Energy - Houston, TX (12606)	Axon Energy Products	12606 North Houston Rosslyn Road, Houston, TX	TX	United States	57,415	12.7
	Axon Energy - Houston, TX (12616)	Axon Energy Products	12616 North Houston Rosslyn Road, Houston, TX	TX	United States	30,105	12.7
	Bell Supply - Carrizo Springs, TX	Bell Supply Co	3357 South US Highway 83, Carrizo Springs, TX	TX	United States	11,306	13.5
	Bell Supply - Cleburne, TX	Bell Supply Co	102 Barnett Drive, Cleburne, TX	TX	United States	15,068	13.5
	Bell Supply - Frierson, LA	Bell Supply Co	6064 Highway 175, Frierson, LA	LA	United States	18,200	13.5
	Bell Supply - Jacksboro, TX	Bell Supply Co	902 South Main Street, Jacksboro, TX	TX	United States	7,830	13.5
	Bell Supply - Kenedy, TX	Bell Supply Co	401 West Highway 72, Kenedy, TX	TX	United States	11,306	13.5
	Bell Supply - Killdeer, ND	Bell Supply Co	10458 Highway 22 North, Killdeer, ND	ND	United States	12,880	13.5
	Bell Supply - Williston, ND	Bell Supply Co	5047 141st Street, Williston, ND	ND	United States	10,000	13.5
	DFS Bentley Moor - Carcroft, UK	DFS Trading	Bentley Moor Lane, Carcroft, SYK	SYK	United Kingdom	51,303	14.7
	DFS Hangthwaite Road - Carcroft, UK	DFS Trading	Hangthwaite Road, South Yorkshire, SYK	SYK	United Kingdom	28,255	14.7
	DFS Lincoln House - Somercotes UK	DFS Trading	Birchwood Way, Somercotes, DBY	DBY	United Kingdom	58,803	14.7
	GE Oil & Gas - Canton, OH	GE Oil & Gas	3960 Commerce Street Southwest, Canton, OH	OH	United States	28,428	8.0
	GE Oil & Gas - Odessa, TX	GE Oil & Gas	8000 East I-20, Odessa, TX	TX	United States	41,418	8.4

As of 8/10/2015

Global Net Lease
Property List as of June 30, 2015
Amounts in thousands, except square feet and units

Property Type	Property	Tenant / Lease Guarantor	Property Location(s)	State	Country	Square Feet	Remaining Lease Term (years)
	Lhoist - Irving, TX	Lhoist	5214 Bear Creek Court, Irving, TX	TX	United States	22,500	7.5
	National Oilwell Varco	National Oilwell Varco	5095 141 T Lane Northwest, Williston, ND	ND	United States	24,450	8.1
	National Oilwell Varco, Pleasanton, TX	National Oilwell Varco	4690 County Road 430, Pleasanton, TX	TX	United States	7,500	13.9
	Select Energy - Alice, TX	Select Energy Services	103 Leigh Street, Alice, TX	TX	United States	33,327	11.3
	Select Energy - DeBerry, TX	Select Energy Services	175 Private Road 73373, DeBerry, TX	TX	United States	84,977	11.2
	Select Energy - Dilley, TX	Select Energy Services	12071 West Highway 85, Dilley, TX	TX	United States	16,000	11.5
	Select Energy - Kenedy, TX	Select Energy Services	3533 State Highway 239, Kenedy, TX	TX	United States	70,340	11.3
	Select Energy - Laredo, TX	Select Energy Services	18652, 18656, 18658 FM 1472 (Mines Road), Laredo, TX	TX	United States	23,750	11.8
	Select Energy - Victoria, TX	Select Energy Services	67 Enterprise Drive, Victoria, TX	TX	United States	10,900	11.9
	Superior Energy - Gainesville, TX	Superior Energy Services	109 East Foreline Street and 900 Compress Street, Gainesville, TX	TX	United States	25,145	7.9
	Superior Energy - Jacksboro, TX	Superior Energy Services	902 South Main Street, Jacksboro, TX	TX	United States	17,325	10.0
	Trane, Davenport, IA	Trane	4801 Grand Avenue, Davenport, IA	IA	United States	25,000	8.4
	Intier Auto - Redditch, UK	Intier Auto - Redditch, UK	Vector Point, Merse Road, Redditch, UK	UK	United Kingdom	152,711	8.9
	Waste Mgmt - Winston Salem, NC	Waste Mgmt - Winston Salem, NC	280 Business Park Drive, Winston-Salem, NC	NC	United States	84,119	7.5
	Shaw Aero - Naples, FL	Shaw Aero - Naples, FL	3580 Shaw Boulevard, Naples, FL	FL	United States	130,581	7.3
	Kuka - Sterling Heights, MI	Kuka - Sterling Heights, MI	7408 Metropolitan Parkway, Sterling Heights, MI	MI	United States	200,000	9.0
	GE Aviation II - Cincinnati, OH	GE Aviation II - Cincinnati,OH	10270 Saint Rita Lane, Cincinnati, OH	OH	United States	102,000	7.5
	CJ Energy - TX - Houston	C & J Energy I	10771 Westpark Drive, Houston, TX	TX	United States	96,803	10.8
	Onguard - MD - Havre De Grace	Onguard - MD - Havre De Grace	1850 Clark Road, Havre De Grace, MD	MD	United States	120,000	8.5
	Follett School - McHenry, IL	Follett School - McHenry IL	1340 Ridgeview Drive, McHenry, IL	IL	United States	486,868	9.5
	Weatherford Intl - Odessa, TX	Weatherford Intl - Odessa, TX	13400 West Highway 80 East, Odessa, TX	TX	United States	19,855	10.3
	AM Castle - Wichita, KS	AM Castle - Wichita, KS	3050 S Hydraulic Street, Wichita, KS	KS	United States	127,600	9.3
	Constellium Auto - Van Buren, MI	Constellium Auto-Van Buren MI	6331 Schooner Drive, Wayne, MI	MI	United States	320,680	14.4
Medical	GSA - Lakewood, CO	GSA	7350 West Eastman Place, Lakewood, CO	CO	United States	26,533	7.8
	GSA - Raton, NM	GSA	1493 Whittier Street, Raton, NM	NM	United States	6,921	8.8
Office	Achmea - Leusden, Netherlands	Achmea - Leusden, Netherlands	Storkstraat 8-10, 12 and 14, Leusden, NTH	NTH	Netherlands	190,252	8.5
	AT&T - San Antonio, TX	AT&T - San Antonio, TX	1010 North Saint Mary's Street, San Antonio, TX	TX	United States	401,516	11.1
	Aviva, Sheffield, UK	Aviva	6 Pear Street, Sheffield, SYK	SYK	United Kingdom	131,614	14.0
	Bell Supply - Gainesville, TX	Bell Supply Co	112-116 East Foreline Street, Gainesville, TX	TX	United States	12,375	13.5
	Black & Decker - Westerville, OH	Black & Decker-Westerville, OH	505 North Cleveland Avenue, Westerville, OH	OH	United States	71,259	6.6
	Capgemini - Birmingham, UK	Capgemini - Birmingham, UK	Aston 1 & 2, Avenue Road, Birmingham, UK	UK	United Kingdom	90,475	7.8
	Continental Tire - Fort Mill, SC	Cont'l Tire II - Fort Mill, SC	1830 MacMillan Park Drive, Fort Mill, SC	SC	United States	90,994	7.1
	Everything Everywhere, Merthyr Tydfil, UK	Everything Everywhere	Rhyd-Y-Car Business Park, Merthyr Tydfil, WLS	WLS	United Kingdom	64,832	12.0
	Fujitsu - Manchester, UK	Fujitsu - Unit A	Northampton Road, Central Park, Manchester, UK	UK	United Kingdom	162,888	11.4
	GE Aviation	GE Aviation	3290 Patterson Ave, Grand Rapids, MI	MI	United States	369,000	10.5
	GSA - CBP, International Falls, MN	GSA	312 Highway 11 East, International Falls, MN	MN	United States	33,000	10.1
	GSA - Fort Fairfield, ME	GSA VII - Fort Fairfield, ME	200 Limestone Road, Fort Fairfield, ME	ME	United States	25,603	9.4
	GSA - ICE, Dover, DE	GSA	210 Beiser Boulevard, Dover, DE	DE	United States	9,967	8.2
	GSA - IRS, Franklin, TN	GSA	127 International Drive, Franklin, TN	TN	United States	135,373	7.1
	GSA - SSA, Dallas, TX	GSA	2530 Malcolm X Boulevard, Dallas, TX	TX	United States	13,375	13.0

As of 8/10/2015

Global Net Lease
Property List as of June 30, 2015
Amounts in thousands, except square feet and units

Property Type	Property	Tenant / Lease Guarantor	Property Location(s)	State	Country	Square Feet	Remaining Lease Term (years)
	GSA - SSA, Germantown, PA	GSA	701 East Chelten Avenue, Germantown, PA	PA	United States	14,990	7.3
	GSA - SSA, Mission, TX	GSA	1013 Business Park Drive, Mission, TX	TX	United States	14,989	7.0
	GSA VIII - Rangeley, ME	GSA VIII - Rangeley, ME	224 Stratton Road, Rangeley, ME	ME	United States	23,969	9.1
	Indiana Department of Revenue - Indianapolis, IN	Indiana Department of Revenue	7811 Milhouse Road, Indianapolis, IN	IN	United States	98,542	7.5
	Kulicke & Soffa	Kulicke & Soffa	1005 Virginia Drive, Fort Washington, PA	PA	United States	88,000	8.3
	Merck - Madison, NJ	Merck - Madison, NJ	2 Giralda Farms, Madison, NJ	NJ	United States	146,366	10.2
	Nimble Storage - San Jose, CA	Nimble Storage	211, 251, 281 River Oaks Parkway, San Jose, CA	CA	United States	164,608	6.3
	Northern Rock Sunderland, UK	Northern Rock	7 Admiral Way (Solar House) and 1 Grayling Court, Doxford International Business Park, Sunderland, TWR	TWR	United Kingdom	86,290	8.2
	PNC Bank - Erie, PA	PNC Bank - Erie, PA	901 State Street, Erie, PA	PA	United States	97,203	14.1
	PNC Bank - Scranton, PA	PNC Bank - Scranton, PA	201 Penn Avenue, Scranton, PA	PA	United States	113,053	14.1
	PPD Global Labs, Kentucky, US	PPD Global Labs	2 Tesseneer Drive, Highland Heights, KY	KY	United States	76,820	9.4
	Provident Financial	Provident Financial	1 Godwin Street, Bradford, WYK	WYK	United Kingdom	117,003	20.4
	Rheinmetall, Neuss - Germany	Rheinmetall	Leuschstr. 1-4, Neuss, NW	NW	Germany	320,102	8.5
	Sandoz - Princeton, NJ	Sandoz - Princeton, NJ	100 College Road West, Princeton, NJ	NJ	United States	154,101	11.1
	Select Energy - Gainesville, TX	Select Energy Services	1820 Interstate 35 North, Gainesville, TX	TX	United States	40,000	11.5
	Talk Talk	Talk Talk	1 Siemens Road, Manchester, GTM	GTM	United Kingdom	48,415	9.7
	Thames Water, Swindon, UK	Thames Water	Walnut Court 1-3, Kembrey Park, Swindon, WIL	WIL	United Kingdom	78,650	7.2
	Thermo Fisher - Kalamazoo, MI	Thermo Fisher - Kalamazoo, MI	4481 Campus Drive, Kalamazoo, MI	MI	United States	114,700	9.2
	Valassis - Livonia, MI	Valassis - Livonia, MI	19975 Victor Parkway, Livonia, MI	MI	United States	100,597	7.8
	Western Digital- San Jose, CA	Western Digital	5853 & 5863 Rue Ferrari Drive, San Jose, CA	CA	United States	286,330	5.4
	Wyndham - Branson, MO	Wyndham - Branson, MO	240 Terrace Road, Branson, MO	MO	United States	31,881	9.8
	HP - Newcastle, UK	HP - Cobalt 2a	Mercury House, Cobalt 2, Newcastle, UK	UK	United Kingdom	99,444	10.7
	Mallinckrodt - St Louis, MO	Mallinckrodt - St. Louis, MO	381-385 Marshall Avenue, St. Louis, MO	MO	United States	89,900	9.2
	Trinity Health - Livonia, MI	CHE Trinity Health - 20255	20255 Victor Parkway, Livonia, MI	MI	United States	373,593	7.4
	DNV - Dublin, OH	DNV - Dublin, OH	5777 Frantz Road, Dublin, OH	OH	United States	82,000	9.7
	Bradfrd&Bngly - UK - Bngly	Bradfrd&Bngly - UK - Bngly	Croft Road, Bingley, UK	UK	United Kingdom	120,618	14.3
	Panasonic - NJ - Harrison	Panasonic - NJ - Harrison	600 Guyon Drive, Hudson, NJ	NJ	United States	48,497	13.1
	Tokmanni - Matsala, FIN	Tokmanni - Matsala, FIN	Isolammintie 1, 04600, Matsala, FIN	FIN	Finland	800,834	18.2
	Fife Council - Dunfermline, UK	Fife Council - Dunfermline, UK	New City House, 1 Edgar Street, Dunfermline, UK	UK	United Kingdom	37,331	8.6
	GSA IX - ICE - SD - Rapid City	GSA IX - ICE - SD - Rapid City	1516 Fountain Plaza Drive, Rapid City, SD	SD	United States	28,300	6.8
	KPN BV - Houten, NETH	KPN BV - Houten, NETH	Kromme Schaft 1 & 5, 3991, Houten, NET	NET	Netherlands	133,053	11.5
	RWE AG - GER - North Rhine - Bldg3	RWE-AG-GER - NRhine - Bldg3	Rellinghauser Str 33-37, Essen, GER	GER	Germany	131,050	9.4
	RWE AG - GER - North Rhine - Bldg2	RWE-AG - GER - NRhine - Bldg2	Rellinghauser Str 27-31, Essen, GER	GER	Germany	215,741	9.4
	RWE AG - GER - North Rhine - Bldg1	RWE AG - GER - NRhine - Bldg1	Opernplatz 1, Essen, GER	GER	Germany	247,624	9.4
	Quest Diagnostics - Santa Clarita, CA	Quest Diagnostics	27027 Tourney Road, Santa Clarita, CA	CA	United States	223,894	9.2
	Axon Energy - Houston, TX	MESA III-AxonEnergy-TX-Houston	2034 & 2038 McCaluty, Houston, TX	TX	United States	26,400	9.3
	C&J Energy II - Houston, TX	C&J Energy II - TX, Houston	3990 Rogerdale, Houston, TX	TX	United States	125,000	10.8
	Fresenius - Sumter, SC	Fresenius - Sumter, SC	520 Physicians Lane, Sumter, SC	SC	United States	10,155	14.7
Retail	BP Oil - Bassett, UK	Mrox-BP Oil - Bassett, UK	Swindon Road, Wootton Bassett, UK	UK	United Kingdom	2,650	10.3
	DFS High Street - Carcroft, UK	DFS Trading	16 High Street, Carcroft, SYK	SYK	United Kingdom	34,175	14.7

As of 8/10/2015

Global Net Lease
Property List as of June 30, 2015
Amounts in thousands, except square feet and units

Property Type	Property	Tenant / Lease Guarantor	Property Location(s)	State	Country	Square Feet	Remaining Lease Term (years)
	DFS Reed Street - Hull, UK	DFS Trading	Reed Street, Yorkshire, YKS	YKS	United Kingdom	11,076	14.7
	DFS Scawby Rd - Brigg, UK	DFS Trading	Scawby Road, Brigg, LIN	LIN	United Kingdom	21,173	14.7
	DFS Warley Brook - Darley Dale, UK	DFS Trading	Dale Road South, Darley Dale, DBY	DBY	United Kingdom	74,776	14.7
	DG I - KS - Cherokee	DG I - KS - Cherokee	108 East Highway 400, Cherokee, KS	KS	United States	9,026	13.2
	DG I - KS - Clearwater	DG I - KS - Clearwater	900 East Ross Street, Clearwater, KS	KS	United States	9,026	13.0
	DG I - KS - Lyons	DG I - KS - Lyons	1002 West Main Street, Lyons, KS	KS	United States	9,026	12.7
	DG I - KS - Valley Falls	DG I - KS - Valley Falls	1501 Kansas Highway 4, Valley Falls, KS	KS	United States	9,100	12.4
	DG I - LA - Mansfield	DG I - LA - Mansfield	505 Washington St, Mansfield, LA	LA	United States	9,026	12.5
	DG I - NE - Neligh	DG I - NE - Neligh	505 West 11th Street, Neligh, NE	NE	United States	9,026	12.8
	DG I - NE - Schuyler	DG I - NE - Schuyler	2302 Colfax Street, Schuyler, NE	NE	United States	9,026	12.8
	DG I - NE - Wymore	DG I - NE - Wymore	415 North 14th Street, Wymore, NE	NE	United States	9,026	12.8
	DG I - NM - Dexter	DG I - NM - Dexter	125 East Lupton St, Dexter, NM	NM	United States	9,026	12.3
	DG I - NM - Eunice	DG I - NM - Eunice	1503 North Main St, Eunice, NM	NM	United States	9,026	12.5
	DG I - NM - Lordsburg	DG I - NM - Lordsburg	313 Main St, Lordsburg, NM	NM	United States	9,026	12.7
	DG I - NM - Santa Rosa	DG I - NM - Santa Rosa	2025 Will Rodgers Dr, Santa Rosa, NM	NM	United States	12,406	12.8
	DG I - OH - Caledonia	DG I - OH - Caledonia	112 Harding Way East, Caledonia, OH	OH	United States	9,100	13.0
	DG I - OH - Gratiot	DG I - OH - Gratiot	12235 West Pike Road, Gratiot, OH	OH	United States	9,100	13.2
	DG I - OH - New Paris	DG I - OH - New Paris	301 North Washington Street, New Paris, OH	OH	United States	9,100	12.8
	DG I - OH - Painesville - 1029	DG I - OH - Painesville - 1029	1029 Mentor Avenue, Painesville, OH	OH	United States	9,026	12.3
	DG I - OH - Painesville - 1535	DG I - OH - Painesville - 1535	1535 Madison Avenue, Painesville, OH	OH	United States	12,406	12.9
	DG I - OH - Spencerville	DG I - OH - Spencerville	502 East 4th Street, Spencerville, OH	OH	United States	9,026	12.6
	DG I - OK - Allen	DG I - OK - Allen	103 West Highway 1, Allen, OK	OK	United States	9,026	12.3
	DG I - OK - Choctaw	DG I - OK - Choctaw	2895 South Choctaw Road, Choctaw, OK	OK	United States	9,100	12.8
	DG I - OK - Elmore City	DG I - OK - Elmore City	414 North Main Street, Elmore City, OK	OK	United States	9,026	12.8
	DG I - OK - Gore	DG I - OK - Gore	1009 North Main Street, Gore, OK	OK	United States	12,480	12.8
	DG I - OK - Heavener	DG I - OK - Heavener	826 Highway 59 North, Heavener, OK	OK	United States	12,406	12.7
	DG I - OK - Kingston	DG I - OK - Kingston	5355 Enos Road, Kingston, OK	OK	United States	12,480	12.8
	DG I - OK - Muskogee	DG I - OK - Muskogee	6537 South Cherokee Street, Muskogee, OK	OK	United States	9,026	12.8
	DG I - OK - Norman	DG I - OK - Norman	7401 Alameda Street, Norman, OK	OK	United States	9,002	12.9
	DG I - OK - Peggs	DG I - OK - Peggs	6414 Highway 82, Peggs, OK	OK	United States	9,026	12.7
	DG I - OK - Sapulpa	DG I - OK - Sapulpa	13233 Highway 75A, Sapulpa, OK	OK	United States	9,100	12.9
	DG I - OK - Tahlequah	DG I - OK - Tahlequah	20777 Highway 51, Tahlequah, OK	OK	United States	9,026	12.9
	DG I - OK - Talihina	DG I - OK - Talihina	914 Dallas Street, Talihina, OK	OK	United States	9,100	12.8
	DG I - OK - Valliant	DG I - OK - Valliant	507 East Wilson Street, Valliant, OK	OK	United States	9,100	12.9
	DG I - OK - Wynnewood	DG I - OK - Wynnewood	1102 East Robert S Kerr Boulev, Wynnewood, OK	OK	United States	9,100	12.7
	DG I - PA - Allentown	DG I - PA - Allentown	2306 28th Street SW, Allentown, PA	PA	United States	9,026	13.0
	DG I - PA - Erie	DG I - PA - Erie	4682 East Lake Road, Erie, PA	PA	United States	9,026	13.1
	DG I - PA - Greensburg	DG I - PA - Greensburg	2211 Mt Pleasant Road, Greensburg, PA	PA	United States	9,014	12.6
	DG I - PA - McKean	DG I - PA - McKean	5212 West Road, McKean, PA	PA	United States	9,014	12.8
	DG I - PA - New Florence	DG I - PA - New Florence	215 13th Street, New Florence, PA	PA	United States	9,014	13.0
	DG I - PA - Townville	DG I - PA - Townville	North Highway 408, Townville, PA	PA	United States	9,014	12.3

As of 8/10/2015

Global Net Lease
Property List as of June 30, 2015
Amounts in thousands, except square feet and units

Property Type	Property	Tenant / Lease Guarantor	Property Location(s)	State	Country	Square Feet	Remaining Lease Term (years)
	DG I - PA - Uniontown	DG I - PA - Uniontown	1137 National Pike Highway, Uniontown, PA	PA	United States	9,014	12.6
	Encanto - 503 - KFC, Baymon, PR	Encanto Restaurants	PR Highway 167 and Rodriguez Street, Baymon, PR	PR	US Province	3,740	10.0
	Encanto - 504 - KFC, Rio Piedras, PR	Encanto Restaurants	Barbosa Avenue and America Street, Rio Piedras, PR	PR	US Province	3,183	10.0
	Encanto - 506 - KFC, San Juan, PR	Encanto Restaurants	Corner of Loiza and Corchado Street, San Juan, PR	PR	US Province	3,357	10.0
	Encanto - 512 - KFC, Rio Piedras, PR	Encanto Restaurants	State Road PR-176, KM 0.5, Rio Piedras, PR	PR	US Province	3,226	10.0
	Encanto - 514 - KFC/Long John Silvers, Carolina, PR	Encanto Restaurants	PR Road No. 3, Carolina, PR	PR	US Province	3,677	10.0
	Encanto - 516 - KFC, San Juan, PR	Encanto Restaurants	Corner of Luis Munoz Rivera Ave and San Juan Bautista Street, San Juan, PR	PR	US Province	3,423	10.0
	Encanto - 518 - KFC, Caguas, PR	Encanto Restaurants	Puerto Rico Highway 172 and Asturias Street, Caguas, PR	PR	US Province	3,120	10.0
	Encanto - 523 - KFC/TacoBell, Vega Baja, PR	Encanto Restaurants	PR Road No. 2W Cabo Caribe Ward, Vega Baja, PR	PR	US Province	3,879	10.0
	Encanto - 527/664 - KFC/Pizza Hut, Ponce, PR	Encanto Restaurants	South Marginal Road No. 2, KM 26.6, Ponce, PR	PR	US Province	4,758	10.0
	Encanto - 529 - KFC/TacoBell, Mayaguez, PR	Encanto Restaurants	Post Street, Mayaguez, PR	PR	US Province	3,236	10.0
	Encanto - 532/653 - KFC/Pizza Hut, San Juan, PR	Encanto Restaurants	65th Infanteria Avenue and 31st Street, San Juan, PR	PR	US Province	4,930	10.0
	Encanto - 546 - KFC, Qbrada Arna, PR	Encanto Restaurants	State Road No. 3 KM 45.0, Quebrada Arena, PR	PR	US Province	3,583	10.0
	Encanto - 559 - KFC, Puerto Neuvo, PR	Encanto Restaurants	1251 Jesus T. Piñero Avenue, Puerto Neuvo, PR	PR	US Province	1,260	10.0
	Encanto - 622 - Pizza Hut, Ponce, PR	Encanto Restaurants	PR Road No. 2, KM260.4, Ponce, PR	PR	US Province	3,050	10.0
	Encanto - 624/702-Pizza Hut/Wendys/Taco Bell, Carolina, PR	Encanto Restaurants	PR Road No. 187, KM 1.0, Carolina, PR	PR	US Province	9,038	10.0
	Encanto - 636 - Pizza Hut, San German, PR	Encanto Restaurants	PR Road No. 102, KM 204.8, San German, PR	PR	US Province	3,150	10.0
	Encanto - 639 - KFC/TacoBell, Guayama, PR	Encanto Restaurants	PR Road No. 3, KM 135.3, Guayama, PR	PR	US Province	2,552	10.0
	Encanto - 644 - Pizza Hut, Toa Baja, PR	Encanto Restaurants	T-1569 Boulevard Avenue, Levittown Lakes, Toa Baja, PR	PR	US Province	2,100	10.0
	FD I - AL, Abbeville 01428	FD I - AL, Abbeville 01428	214 Kirkland Street, Abbeville, AL	AL	United States	7,958	14.2
	FD I - AL, Anniston 10104	FD I - AL, Anniston 10104	2445 AL Hwy 202, Anniston, AL	AL	United States	7,958	14.2
	FD I - AL, Lillian 10408	FD I - AL, Lillian 10408	34224 US 98, Lillian, AL	AL	United States	7,958	14.2
	FD I - AL, Mobile 10152	FD I - AL, Mobile 10152	408 N Broad Street, Mobile, AL	AL	United States	7,958	14.2
	FD I - AZ, Mohave Val 10037	FD I - AZ, Mohave Val 10037	8920 S. Highway 95, Mohave Valley, AZ	AZ	United States	7,647	14.2
	FD I - AZ, Paulden 10273	FD I - AZ, Paulden 10273	5 W Big Chino Road, Paulden, AZ	AZ	United States	7,958	14.2
	FD I - FL, Eatonville 10506	FD I - FL, Eatonville 10506	111 East Kennedy Boulevard, Eatonville, FL	FL	United States	7,958	14.2
	FD I - FL, Jacksonville 09412	FD I - FL, Jacksonville 09412	4380 Moncrief Road, Jacksonville, FL	FL	United States	7,958	14.2
	FD I - FL, Orlando 10039	FD I - FL, Orlando 10039	2041 Americana Blvd., Orlando, FL	FL	United States	7,647	14.2
	FD I - FL, Orlando 10221	FD I - FL, Orlando 10221	9610 S. Orange Avenue, Orlando, FL	FL	United States	7,947	14.2
	FD I - FL, Pensacola 05345	FD I - FL, Pensacola 05345	3812 N 9th Ave, Pensacola, FL	FL	United States	8,054	14.2
	FD I - FL, Winter Haven 10163	FD I - FL, Winter Haven 10163	613 Rifle Range Road South, Winter Haven, FL	FL	United States	7,958	14.2
	FD I - FL, Winter Haven 10169	FD I - FL, Winter Haven 10169	3082 Cypress Gardens Road, Winter Haven, FL	FL	United States	7,958	14.2
	FD I - GA, Alapaha 10234	FD I - GA, Alapaha 10234	9018 US 82, Alapaha, GA	GA	United States	7,958	14.2
	FD I - GA, Atlanta 00235	FD I - GA, Atlanta 00235	2178 Campbellton Road SW, Atlanta, GA	GA	United States	8,722	14.2
	FD I - GA, Griffin 09354	FD I - GA, Griffin 09354	1628 MLK Jr. Parkway, Griffin, GA	GA	United States	7,954	14.2
	FD I - IA, Fort Madison 05578	FD I - IA, Fort Madison 05578	4515 Avenue O, Fort Madison, IA	IA	United States	7,399	14.2
	FD I - ID, Nampa 10025	FD I - ID, Nampa 10025	204 11th Ave, Nampa, ID	ID	United States	7,947	14.2
	FD I - IL, Rockford 01444	FD I - IL, Rockford 01444	715 Broadway, Rockford, IL	IL	United States	8,190	14.2

As of 8/10/2015

Global Net Lease
Property List as of June 30, 2015
Amounts in thousands, except square feet and units

Property Type	Property	Tenant / Lease Guarantor	Property Location(s)	State	Country	Square Feet	Remaining Lease Term (years)
	FD I - KY, Brandenburg 09256	FD I - KY, Brandenburg 09256	466 Bypass Road, Brandenburg, KY	KY	United States	7,647	14.2
	FD I - KY, Louisville 10271	FD I - KY, Louisville 10271	8010 Preston Highway, Louisville, KY	KY	United States	7,958	14.2
	FD I - KY, Madisonville 00755	FD I - KY, Madisonville 00755	119 N Main Street, Madisonville, KY	KY	United States	7,958	14.2
	FD I - LA, Bossier City 05249	FD I - LA, Bossier City 05249	2342 Barksdale Blvd, Bossier City, LA	LA	United States	7,647	14.2
	FD I - LA, Church Point 02562	FD I - LA, Church Point 02562	336 S Main St, Church Point, LA	LA	United States	7,958	14.2
	FD I - MI, Detroit 06004	FD I - MI, Detroit 06004	12420 Conant St, Detroit, MI	MI	United States	7,818	14.2
	FD I - MI, Newberry 02932	FD I - MI, Newberry 02932	7567 State Highway M123, Newberry, MI	MI	United States	8,887	14.2
	FD I - MO, Kansas City 05484	FD I - MO, Kansas City 05484	4601 E Truman Rd, Kansas City, MO	MO	United States	7,426	14.2
	FD I - MO, St Louis 06181	FD I - MO, St Louis 06181	5000 Union Blvd, St Louis, MO	MO	United States	9,329	14.2
	FD I - MS, Caledonia 10600	FD I - MS, Caledonia 10600	9976 Wolfe St., Caledonia, MS	MS	United States	7,958	14.2
	FD I - MS, Columbus 00674	FD I - MS, Columbus 00674	1412 Main Street, Columbus, MS	MS	United States	8,100	14.2
	FD I - MS, Diamond Head 10287	FD I - MS, Diamond Head 10287	4405 W Aloha Drive, Diamond Head, MS	MS	United States	7,958	14.2
	FD I - MS, Grenada 10222	FD I - MS, Grenada 10222	100 N Dr. MLK Jr. Blvd., Grenada, MS	MS	United States	7,958	14.2
	FD I - MS, Louisville 10530	FD I - MS, Louisville 10530	401 South Church Avenue, Louisville, MS	MS	United States	7,958	14.2
	FD I - MS, Mendenhall 10905	FD I - MS, Mendenhall 10905	1707 Simpson Hwy, Mendenhall, MS	MS	United States	7,958	14.2
	FD I - MS, Union 10393	FD I - MS, Union 10393	803 E Jackson Road, Union, MS	MS	United States	7,958	14.2
	FD I - NC, Fayetteville 00163	FD I - NC, Fayetteville 00163	420 Person Street, Fayetteville, NC	NC	United States	7,000	14.2
	FD I - NC, Haw River 09334	FD I - NC, Haw River 09334	1110 Roxboro St., Haw River, NC	NC	United States	7,958	14.2
	FD I - NE, Hastings 05015	FD I - NE, Hastins 05015	811 S Burlington Ave, Hastings, NE	NE	United States	7,368	14.2
	FD I - NE, N Platte 05173	FD I - NE, N Platte 05173	521 Rodeo Rd, N Platte, NE	NE	United States	7,426	14.2
	FD I - OK, Oklahoma City 01330	FD I - OK, Oklahoma City 01330	3618 S Newcastle Road, Oklahoma City, OK	OK	United States	9,604	14.2
	FD I - SC, Aiken 10119	FD I - SC, Aiken 10119	1103 Richland Avenue E, Aiken, SC	SC	United States	7,958	14.2
	FD I - SC, Camden 09327	FD I - SC, Camden 09327	1809 Jefferson Davis Hwy, Camden, SC	SC	United States	7,647	14.2
	FD I - SC, Columbia 10310	FD I - SC, Columbia 10310	8909 Two Notch Road, Columbia, SC	SC	United States	7,958	14.2
	FD I - SC, Greenwood 00233	FD I - SC, Greenwood 00233	1316 S Main Street, Greenwood, SC	SC	United States	11,375	14.2
	FD I - SC, Hardeeville 09222	FD I - SC, Hardeeville 09222	21669 Whyte Hardee Blvd, Hardeeville, SC	SC	United States	7,954	14.2
	FD I - SC, Lancaster 10379	FD I - SC, Lancaster 10379	1513 Charlotte Highway, Lancaster, SC	SC	United States	7,958	14.2
	FD I - SC, N Charleston 09274	FD I - SC, N Charleston 09274	8973 University Boulevard, North Charleston, SC	SC	United States	7,647	14.2
	FD I - SC, N Charleston 10013	FD I - SC, N Charleston 10013	7790 Dorchester Road, North Charleston, SC	SC	United States	7,954	14.2
	FD I - SC, Roebuck 09331	FD I - SC, Roebuck 09331	2515 Stone Station Road, Roebuck, SC	SC	United States	7,647	14.2
	FD I - SC, Williamston 10009	FD I - SC, Williamston 10009	1505 Anderson Drive, Williamston, SC	SC	United States	7,647	14.2
	FD I - TN, Knoxville 01140	FD I - TN, Knoxville 01140	1932 E Magnolia Ave, Knoxville, TN	TN	United States	8,000	14.2
	FD I - TN, Memphis 05984	FD I - TN, Memphis 05984	5355 Elvis Presley Blvd, Memphis, TN	TN	United States	7,448	14.2
	FD I - TN, Memphis 06631	FD I - TN, Memphis 06631	5260 S 3rd St, Memphis, TN	TN	United States	8,749	14.2
	FD I - TN, Memphis 10252	FD I - TN, Memphis 10252	1683 Appling Rd, Memphis, TN	TN	United States	7,647	14.2
	FD I - TX, Brownfield 04626	FD I - TX, Brownfield 04626	501 Tahoka Rd, Brownfield, TX	TX	United States	7,485	14.2
	FD I - TX, Brownsville 10407	FD I - TX, Brownsville 10407	9605 FM 1732, Brownsville, TX	TX	United States	7,947	14.2
	FD I - TX, Camp Wood 10566	FD I - TX, Camp Wood 10566	103 Nueces Street, Camp Wood, TX	TX	United States	7,958	14.2
	FD I - TX, Falfurrias 02557	FD I - TX, Falfurrias 02557	602 N St Marys Street, Falfurrias, TX	TX	United States	16,100	14.2
	FD I - TX, Fort Davis 10487	FD I - TX, Fort Davis 10487	107 E Musquiz Drive, Fort Davis, TX	TX	United States	7,958	14.2
	FD I - TX, Hallsville 04144	FD I - TX, Hallsville 04144	308 W Main St, Hallsville, TX	TX	United States	8,000	14.2

As of 8/10/2015

Global Net Lease
Property List as of June 30, 2015
Amounts in thousands, except square feet and units

Property Type	Property	Tenant / Lease Guarantor	Property Location(s)	State	Country	Square Feet	Remaining Lease Term (years)
	FD I - TX, La Feria 04810	FD I - TX, La Feria 04810	N Main St & First St, La Feria, TX	TX	United States	10,000	14.2
	FD I - TX, Poteet 02547	FD I - TX, Poteet 02547	9044 N State Highway 16, Poteet, TX	TX	United States	14,954	14.2
	FD I - TX, San Angelo 04023	FD I - TX, San Angelo 04023	3013 N Chadbourne St, San Angelo, TX	TX	United States	13,200	14.2
	FD I - TX, Tyler 05842	FD I - TX, Tyler 05842	1403 E Gentry Pkwy, Tyler, TX	TX	United States	7,408	14.2
	FD I - VA, Danville 10143	FD I - VA, Danville 10143	3723 US Highway 29, Danville, VA	VA	United States	7,954	14.2
	HBOS - Derby, UK	HBOS - Derby, UK	45 St Peters Stt & 39 East St, Derby, UK	UK	United Kingdom	19,082	10.1
	HBOS - St Helens, UK	HBOS - St Helens, UK	14 Church Square, St. Helens, UK	UK	United Kingdom	8,668	10.1
	HBOS - Warrington, UK	HBOS - Warrington, UK	6-10 Buttermarket Street, Warrington, UK	UK	United Kingdom	8,321	10.1
	Malthurst - North Cave, UK	Merox - Malthurst -YorkshireUK	A63 Westbound, Yorkshire, UK	UK	United Kingdom	910	10.4
	Malthurst - Shiptonthorpe, UK	Merox-Malthrst-ShiptonthorpeUK	York Road, Shiptonthorpe, UK	UK	United Kingdom	2,874	10.4
	McDonalds, Carlisle UK	McDonalds	58-62 Scotch Street, Unit 1, Carlisle, CMA	CMA	United Kingdom	9,094	8.7
	OBI DIY - Mayen, Germany	OBI DIY	Betzinger Landstrasse, Mayen, RP	RP	Germany	143,633	8.4
	Wickes, Blackpool, UK	Wickes	Preston New Road, Blackpool, LAN	LAN	United Kingdom	29,679	9.3
	Wickes, Clifton, UK	Wickes	Manchester Road, Clifton, GTM	GTM	United Kingdom	28,465	13.4
	Wickes, Stoke-on-Trent, UK	Wickes	Marlborough Way, Turnstall, Stoke-on-Trent, Tunstall, STS	STS	United Kingdom	28,758	11.5
	Garden Ridge - Raleigh, NC	Garden Ridge - Raleigh, NC	4700 Green Road, Raleigh, NC	NC	United States	119,258	14.2
	Garden Ridge - Louisville, KY	Garden Ridge - Louisville, KY	11501 Bluegrass Parkway, Louisville, KY	KY	United States	162,000	14.2
	Garden Ridge - Lubbock, TX	Garden Ridge - Lubbock, TX	4304 West Loop 289, Lubbock, TX	TX	United States	140,381	14.2
	Garden Ridge - Mesa, AZ	Garden Ridge - Mesa, AZ	1944 S Greenfield Road, Mesa, AZ	AZ	United States	143,271	14.2
	FD II - Southaven, MS	FD II - MS - Southaven	8700 Highway 51, Southaven, MS	MS	United States	8,773	14.3
	FD II - Chocowinty, NC	FD II - NC - Chocowinty	2988 US Highway 17 South, Chocowinty, NC	NC	United States	8,029	14.3
	FD II - Sprout Springs, NC	FD II - NC - Sprout Springs	1675 Buffalo Lake Rd, Spout Springs, NC	NC	United States	8,255	14.3
	FD II - Swanboro, NC	FD II - NC - Swanboro	680 Queens Creek Rd, Swansboro, NC	NC	United States	7,956	14.3
	FD II - Fort Mill, SC	FD II - SC - Fort Mill	100 State Road Route 258, Fort Mill, SC	SC	United States	8,022	14.3
	FD II - Laurens, SC	FD II - SC- Laurens	1070 South Harper St, Laurens, SC	SC	United States	8,320	14.3
	FD II - Big Sandy, TN	FD II - TN - Big Sandy	13695 Highway 69A, Big Sandy, TN	TN	United States	8,320	14.3
	FD II - Clarksville, TN	FD II - TN - Clarksville	1475 Madison St, Clarksville, TN	TN	United States	8,224	14.3
	FD II - Rideland, MS	FD II - MS - Rideland	1606 E County Line Rd, Rigeland, MS	MS	United States	8,027	14.3
	FD II - Boling, TX	FD II - TX - Boling	7008 FM 422, Boling, TX	TX	United States	8,360	14.3
	FD II - Calvert, TX	FD II - TX - Calvert	802 South Main, Calvert, TX	TX	United States	8,360	14.3
	FD II - Hillsboro, TX	FD II - TX -Hillsboro	226 South Waco St, Hillsboro, TX	TX	United States	8,553	14.3
	FD II - Quinlan, TX	FD II - TX -Quinlan	11000 FM 751, Quinlan, TX	TX	United States	8,025	14.3
	FD II - Rising Star, TX	FD II - TX -Rising Star	263 East College St, Rising Star, TX	TX	United States	8,427	14.3
	FD II - Monticello, UT	FD II - UT - Monticello	50 East Center St, Monticello, UT	UT	United States	7,948	14.3
	FD II - Brownsville, TN	FD II - TN - Brownsville	605 East Main St., Brownsville, TN	TN	United States	8,320	14.3
	FD II - Marion, MS	FD II - MS - Marion	5321 Dale Dr, Marion, MS	MS	United States	8,320	14.3
	FD II - Port St. Lucie, FL	FD II - FL - Port St. Lucie	577 NW Prima Vista Blvd, Port St. Lucie, FL	FL	United States	8,364	14.3
	FD II - Oakdale, LA	FD II - LA - Oakdale	157 Highway 165, Oakdale, LA	LA	United States	9,180	14.3
	FD II - Lake Charles, LA	FD II - LA - Lake Charles	2450 Broad St., Lake Charles, LA	LA	United States	8,804	14.3
	FD II - Marsing, ID	FD II - ID - Marsing	15 Main St., Marsing, ID	ID	United States	8,320	14.3

As of 8/10/2015

Global Net Lease
Property List as of June 30, 2015
Amounts in thousands, except square feet and units

Property Type	Property	Tenant / Lease Guarantor	Property Location(s)	State	Country	Square Feet	Remaining Lease Term (years)
	FD II - Buena Vista, GA	FD II - GA - Buena Vista	114 East 7th Ave, Buena Vista, GA	GA	United States	8,320	14.3
	FD II - St. Petersburg, FL	FD II - FL - St. Petersburg	1701 4th St. South, St. Petersburg, FL	FL	United States	7,884	14.3
	FD II - Orlando, FL	FD II - FL - Orlando	7113 Orange Blossom Trail, Orlando, FL	FL	United States	8,297	14.3
	FD II - Monticello, FL	FD II - FL - Monticello	1100 Jefferson, Monticello, FL	FL	United States	8,320	14.3
	FD II - Lakeland, FL	FD II - FL - Lakeland	4281 Kathleen Rd, Lakeland, FL	FL	United States	8,320	14.3
	FD II - Bonifay, FL	FD II - FL - Bonifay	702 South Waukesha St, Bonifay, FL	FL	United States	8,320	14.3
	FD II - North Little Rock, AR	FD II - AR - North Little Rock	715 East Broadway, North Little Rock, AR	AR	United States	8,320	14.3
	FD II - Prichard, AL	FD II - AL - Prichard	1214 North Wilson Ave, Prichard, AL	AL	United States	8,320	14.3
	FD II - Prattville, AL	FD II - AL - Prattville	936 Selma Highway, Prattville, AL	AL	United States	7,948	14.3
	FD II - Montgomery (Jackson), AL	FD II - AL - Montgomery 4850	4850 Mobile Highway, Montgomery, AL	AL	United States	9,180	14.3
	FD II - Montgomery (Mobile), AL	FD II - AL - Montgomery 235	225 South Jackson Street, Montgomery, AL	AL	United States	8,320	14.3
	FD II - Brindidge, AL	FD II - AL - Brindidge	414 A Graham Boulevard, Brindidge, AL	AL	United States	7,954	14.3
	FD II - Lansing, MI	FD II - MI - Lansing	4294 Aurelius Rd, Lansing, MI	MI	United States	8,320	14.3
	Metro Tonic -Peissen - Ger	Metro Tonic	Saarbrucker Strasse 1, Halle Peissen, GER	GER	Germany	636,066	10.3
	FD III - Doerun, GA	FD III - Doerun, GA	200 E. Broad Street, Doerun, GA	GA	United States	8,366	14.2
	FD III - Old Hickory, TN	FD III - Old Hickory, TN	1513 Robinson Road, Old Hickory, TN	TN	United States	8,076	14.2
	FD IV - Tampa, FL	FD IV - Tampa, FL	11701 Williams Road, Tampa, FL	FL	United States	8,030	14.2
	DG II - Chickasha, OK	DG II - Chickasha, OK	527 West Grand Avenue, Chickasha, OK	OK	United States	12,406	12.7
Hotel	Winston - Amsterdam, NL	Winston - Amsterdam, NL	Warmoesstraat 129, Amsterdam, NL	NL	Netherlands	24,283	14.2

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